REGENCY

ENERGY PARTNERS

2007 Fourth-Quarter Earnings Release

February 29, 2008



Forward Looking Statements

This presentation may contain statements about future events and Regency Energy Partners LP's ("Regency Energy Partners", "Regency" or the "Partnership") outlook and expectations, which are forward-looking statements. Although Regency believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Regency's business prospects and performance, causing actual results to differ from those discussed during this presentation.

Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management's control, involved in gathering, processing, transportation and marketing of natural gas, and in the natural gas compression services business. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Regency's actual results and plans could differ materially from those expressed in any forward-looking statements. These risks and uncertainties are discussed in more detail in Regency's filings with the Securities and Exchange Commission, copies of which are available to the public.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Regulation G

This document may include certain non-GAAP financial measures as defined under SEC Regulation G. In such an event, a reconciliation of those measures to the most directly comparable GAAP measures is included in this presentation.



Regency Energy Partners Overview



Strong year-over-year performance

Total Revenue


$ in millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$709
$897
$1,168
30%
2005
2006
2007

Adjusted Total Segment Margin


$ in millions
$250
$200
$150
$100
$50
$0
$89
$154
$206
34%
2005
2006
2007

Adjusted EBITDA


$ in millions
$140
$120
$100
$80
$60
$40
$20
$0
$51
$93
$133
43%
2005
2006
2007

Total Throughput


Throughput (MMBtu/d)
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
603,592
1,116,565
1,496,781
34%
2005
2006
2007
Gathering and Processing
Transportation



2007 Highlights

- During 2007, Revenue and adjusted EBITDA increased by 30% and 43%, respectively, compared with 2006
- Incurred $78 million on organic growth projects during 2007 and plan to incur approximately $208 million during 2008, with over half attributable to CDM Resources
- Completed the acquisitions of FrontStreet and CDM Resources during January of 2008
- Announced the acquisition of Nexus and plan to close late in the first quarter or early second quarter of 2008



Financial Overview
Fourth-Quarter 2007



Consolidated Operating Results

REGENCY ENERGY PARTNERS

($ in thousands)	Three Months Ended Dec. 31, 2007	Three Months Ended Dec. 31, 2006	Year to Date Dec. 31, 2007	Year to Date Dec. 31, 2006
REVENUE				
Gas sales	$ 206,321	$ 135,338	$ 744,681	$ 560,620
NGL sales	110,355	62,496	347,737	256,672
Gathering, transportation and other fees (includes related party revenues of $26 and $1,350 in 2007 and $504 and $2,160 in 2006)	20,443	18,512	78,460	63,071
Unrealized/realized gain/(loss) from risk management activities	(23,468)	(537)	(34,266)	(7,709)
Other	10,999	6,000	31,442	24,211
Total revenue	324,650	221,809	1,168,054	896,865
OPERATING COSTS AND EXPENSES				
Cost of gas and liquids (includes related party expenses of $336 and $14,165 in 2007 and $(135) and $1,630 in 2006)	279,501	179,338	976,145	740,446
Operation and maintenance	11,065	11,102	45,474	39,496
General and administrative	6,581	5,276	39,543	22,826
Loss (gain) on sale of assets	(40)	-	1,522	-
Management services termination fee	-	-	-	12,542
Transaction expenses	420	320	420	2,041
Depreciation and amortization	14,264	11,348	51,739	39,654
Total operating costs and expenses	311,791	207,384	1,114,843	857,005
OPERATING INCOME	**12,859**	**14,425**	**53,211**	**39,860**
OTHER INCOME AND DEDUCTIONS				
Interest expense, net	(10,276)	(9,863)	(52,016)	(37,182)
Loss on debt refinancing	-	1,686	(21,200)	(10,761)
Other income and deductions, net	323	339	1,308	839
Total other income and deductions	(9,953)	(7,838)	(71,908)	(47,104)
INCOME (LOSS) BEFORE INCOME TAXES	**2,906**	**6,587**	**(18,697)**	**(7,244)**
Income tax expense	866	-	931	-
NET INCOME (LOSS)	**2,040**	**6,587**	**(19,628)**	**(7,244)**
Less:				
Net income from January 1-31, 2006	-	-	-	1,564
NET INCOME (LOSS) FOR PARTNERS	**$ 2,040**	**$ 6,587**	**$ (19,628)**	**$ (8,808)**

Gathering and Processing Segment



($ in thousands)	Three Months Ended Dec. 31, 2007	Three Months Ended Dec. 31, 2006	Year to Date Dec. 31, 2007	Year to Date Dec. 31, 2006
Gathering and Processing Segment				
Financial data				
Segment margin	$ 28,787	$ 30,121	$ 132,577	$ 111,372
Adjusted segment margin	$ 40,437	$ 29,316	$ 147,526	$ 108,872
Operating data				
Throughput (MMbtu/d)	763,184	605,181	745,020	529,467
NGL gross production (BBls/d)	23,414	19,480	21,803	18,587



Transportation Segment

($ in thousands)	Three Months Ended Dec. 31, 2007	Three Months Ended Dec. 31, 2006	Year to Date Dec. 31, 2007	Year to Date Dec. 31, 2006
Transportation Segment				
Financial data:				
Segment margin	$ 16,362	$ 12,350	$ 59,332	$ 45,047
Adjusted segment margin	$ 16,667	$ 12,350	$ 58,942	$ 45,047
Operating data				
Throughput (MMbtu/d)	735,081	672,946	751,761	587,098



Q&A



Non-GAAP Reconciliations



Non-GAAP Reconciliation

($ in thousands)	Three Months Ended Dec. 31, 2007	Three Months Ended Dec. 31, 2006	Year to Date Dec. 31, 2007	Year to Date Dec. 31, 2006
Net income (loss)	$ 2,040	$ 6,587	$ (19,628)	$ (7,244)
Income tax expense	866	-	931	-
Interest expense, net	10,276	9,863	52,016	37,182
Depreciation and amortization	14,264	11,348	51,739	39,654
EBITDA (a)	**$ 27,446**	**$ 27,798**	**$ 85,058**	**$ 69,592**
Non-cash loss (gain) from risk management activities	11,123	(1,812)	11,500	(6,158)
Non-cash put option expiration	832	1,007	3,059	3,658
LTIP accelerated vesting charge	-	-	11,928	-
Loss (gain) on sale of assets	(40)	-	1,522	-
Loss (gain) on debt refinancing	-	(1,686)	21,200	10,761
Management services termination fee	-	-	-	12,542
Acquisition expenses	420	156	420	2,041
Compressor insurance proceeds	(1,741)	-	(1,741)	-
Other income/expense	-	15	6	15
Management fee	-	-	-	360
Adjusted EBITDA	**$ 38,040**	**$ 25,478**	**$ 132,952**	**$ 92,811**

a) Earnings before interest, taxes, depreciation and amortization



Non-GAAP Reconciliation

Reconciliation of "cash available for distribution" to net cash flows provided by operating activities and to net income

($ in thousands)		Three Months Ended Dec. 31, 2007
Net cash flows provided by operating activities	$	24,534
Add (deduct):		
Depreciation and amortization		(14,755)
Risk management portfolio value changes		(11,955)
Gain on sale of assets		40
Unit based compensation expenses		(744)
Accrued revenues and accounts receivable		14,321
Other current assets		1,700
Accounts payable and accrued liabilities		(17,466)
Accrued taxes payable		2,553
Other current liabilities		5,116
Other assets		(1,304)
Net income	$	2,040
Add (deduct):		
Income tax expense (benefit)		866
Interest expense, net		10,276
Depreciation and amortization		14,264
EBITDA	**$**	**27,446**
Add (deduct):		
Non-cash loss from risk management activities		11,123
Non-cash put option expiration		832
Gain on sale of assets		(40)
Acquisition expenses		420
Compressor insurance proceeds		(1,741)
Adjusted EBITDA	**$**	**38,040**
Add (deduct):		
Unit based compensation expenses		744
Interest expense, excluding capitalized interest		(9,960)
Maintenance capital expenditures		(1,465)
Income taxes		(579)
Cash available for distribution	**$**	**26,780**



Non-GAAP Reconciliation

Non-GAAP Adjusted Segment Margin to GAAP Net Income (Loss)

	Three Months Ended Dec. 31,		Year to Date Dec. 31,	
($ in thousands)	**2007**	**2006**	**2007**	**2006**
Net income (loss)	$ 2,040	$ 6,587	$ (19,628)	$ (7,244)
Add:				
Operation and maintenance	11,065	11,102	45,474	39,496
General and administrative	6,581	5,276	39,543	22,826
Management services termination fee	-	-	-	12,542
Transaction expenses	420	320	420	2,041
Loss (gain) on sale of assets	(40)	-	1,522	-
Depreciation and amortization	14,264	11,348	51,739	39,654
Interest expense, net	10,276	9,863	52,016	37,182
Loss on debt refinancing	-	(1,686)	21,200	10,761
Other income and deductions, net	(323)	(339)	(1,308)	(839)
Income tax expense (benefit)	866	-	931	-
Total Segment Margin	**$ 45,149**	**$ 42,471**	**$ 191,909**	**$ 156,419**
Non-cash loss (gain) from risk management activities	11,123	(1,812)	11,500	(6,158)
Non-cash put option expiration	832	1,007	3,059	3,658
Adjusted Total Segment Margin	**$ 57,104**	**$ 41,666**	**$ 206,468**	**$ 153,919**
Transportation segment margin	16,362	12,350	59,332	45,047
Non-cash loss (gain) from risk management activities	305	-	(390)	-
Adjusted Segment Margin for Transportation	**16,667**	**12,350**	**58,942**	**45,047**
Adjusted Segment Margin for Gathering and Processing	**$ 40,437**	**$ 29,316**	**$ 147,526**	**$ 108,872**



Non-GAAP Reconciliation

Reconciliation of forecasted twelve months ended December 31, 2007 net income to EBITDA and cash available for distribution.

	Low Estimate	High Estimate
	(000s)	
Forecasted net income	$ 62,100	$ 82,100
Add:		
Interest expense	71,800	71,800
Depreciation and amortization	84,700	84,700
Income taxes	1,400	1,400
EBITDA	**$ 220,000**	**$ 240,000**
Interest expense	(71,800)	(71,800)
Maintenance capital expenditures	(17,000)	(17,000)
Income taxes	(1,400)	(1,400)
LTIP compensation	5,100	5,100
Cash available for distribution	**$ 134,900**	**$ 154,900**
Average LP units outstanding (excluding Class D units)	64,510	64,510
Cash generated per LP unit (excluding Class D units)	**$ 1.94**	**$ 2.15**
Average total LP units outstanding	71,790	71,790
Cash generated per total LP unit	**$ 1.80**	**$ 2.00**